UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 25, 2019

Allegiance Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

TEXAS	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040

(Address of Principal Executive Offices) (Zip Code)

(281) 894-3200

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act.  ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Allegiance Bancshares, Inc. (the “Company”) previously approved, subject to shareholder approval, the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan (the “Amended Plan”) to, among other things, increase the number of shares of Company common stock issuable thereunder from 1,900,000 to 3,200,000. According to the results from the Company’s 2019 Annual Meeting of Shareholders held on April 25, 2019, the Company’s shareholders approved the Amended Plan. A more detailed summary of the Amended Plan appears on pages 28 - 33 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2019. The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

The Board of Directors of the Company previously approved, subject to shareholder approval, the Allegiance Bancshares, Inc. 2019 Employee Stock Purchase Plan (the “Amended ESPP”) to, among other things, increase the number of shares of Company common stock issuable thereunder from 100,000 to 200,000. According to the results from the Company’s 2019 Annual Meeting of Shareholders held on April 25, 2019, the Company’s shareholders approved the Amended ESPP. A more detailed summary of the Amended ESPP appears on pages 34 - 36 of the Proxy Statement. The foregoing description of the Amended ESPP is qualified in its entirety by reference to the full text of the Amended ESPP, which is filed as Exhibit 10.2 hereto, and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 25, 2019, the Company held its Annual Meeting of Shareholders to consider and act upon the items listed below:

Proposal 1 – John Beckworth, Matthew H. Hartzell, Umesh (Mike) Jain, Frances H. Jeter and Roland L. Williams were elected as Class I directors; Robert E. McKee III was elected as a Class II director; and Louis A. Waters Jr. was elected as a Class III director, each to serve on the Company’s Board of Directors until the Company’s 2022, 2020 and 2021 Annual Meeting of Shareholders, respectively, and until his or her respective successor or successors are duly elected and qualified, or until his or her earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John Beckworth	10,081,139	447,825	4,604,179
Matthew H. Hartzell	10,217,714	311,250	4,604,179
Umesh (Mike) Jain	10,207,397	321,567	4,604,179
Frances H. Jeter	10,185,987	342,977	4,604,179
Roland L. Williams	9,793,743	735,221	4,604,179
Robert E. McKee III	10,496,818	32,146	4,604,179
Louis A. Waters Jr.	10,016,465	512,499	4,604,179

Proposal 2 - The shareholders approved the Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,014,886	2,426,578	87,500	4,604,179

Proposal 3 - The shareholders approved the Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,067,944	350,653	110,367	4,604,179

Proposal 4 - The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,050,765	3,000	79,378	0

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Allegiance Bancshares, Inc. 2019 Amended and Restated Stock Awards and Incentive Plan
10.2	Allegiance Bancshares, Inc. 2019 Amended and Restated Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: April 29, 2019	By:	/s/ George Martinez
George Martinez
Chairman and Chief Executive Officer